Exhibit 10.13

ELANTEC, INC.
1983 STOCK OPTION PLAN

As Amended September 19, 1988
As Amended through January 15, 1993

             1.     PURPOSE . This Stock Option Plan (“Plan”) is established to provide incentives for employee, officers, consultants and directors of ELANTEC, INC. (the “Company”) and any Parent or Subsidiary (as defined in Section 2 below) of the Company to promote the financial success and progress of the Company by granting such persons options (“Options”) to buy shares of the common stock (“Shares”) of the Company. Options granted under this Plan may be either (a) incentive stock options (“IS0s”) within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (“Code”), or (b) nonqualified stock options (“NSQSOs”), as designated by the Board of Directors (“Board”) of the Company.

             2.     DEFINITIONS :

                        (a)    Parent . As used in this Plan, “ Parent ” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% of more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                        (b)    Subsidiary . As used in this Plan “ Subsidiary ” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

             3.     ADOPTION AND APPROVAL . This Plan shall become effective on the date that it is adopted by the Board and shall be approved by the affirmative vote or written consent of the holders of a majority of the outstanding shares of the Company within twelve months before or after the date this Plan is adopted by the Board.

             4.     NUMBER OF SHARES . The maximum number of shares that may be issued pursuant to Options granted under this Plan shall be 18,100,000 Shares, subject to adjustment as provided in Section 11 below. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall continue to be available under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

             5.     ADMINISTRATION . This Plan shall be administered by the Board or by a committee appointed by the Board to administer this Plan (as used herein, the term “Board” shall include such committee). The interpretation by the Board of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

             6.     ELIGIBILITY . Options may be granted only to such employees, officers, consultants and directors of the Company or any Parent or Subsidiary of the Company (“ Optionees ”) as the Board shall from time to time and in its sole discretion determine. An officer or director shall not be eligible to receive an ISO unless the officer or director is also an employee of the Company or a Parent or Subsidiary; consultants are not eligible to receive ISOs. An Optionee may be granted more than one Option, subject to the terms and conditions of this Plan.

             7.     TERMS AND CONDITIONS OF OPTIONS . The Board shall determine for each Option (which need not be identical to other options) whether the Option is to be an ISO or a NQSO, the number of Shares for which the option shall be granted, the exercise price of the Option, the periods during which the Option may be exercised, and all other terms and conditions of the Option.

                        (a)    Form of Option Grant . Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (“ Grant ”) in such form as the Board shall from time to time approve, which grant shall incorporate the provisions of this Plan by reference and shall comply with and be subject to the terms and conditions of this Plan.

                        (b)    Exercise Price . The exercise price of an Option shall be not less than the fair market value of the Shares, as determined by the Board in good faith, at the time that the Option is granted. The exercise price of any Option granted to a person owning more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (“ Ten Percent Shareholder ”) shall be equal to at least 110% of the fair market value of the Shares at the time of the grant, as determined by the Board in good faith.

                        (c)    Exercise Period . Options shall be exercisable within the times or upon the events determined by the Board as set forth in the Grant, provided, however, that no

Option shall be exercisable after the expiration of ten years from the date the Option is granted, and provided further that no ISO granted to a Ten Percent Shareholder shall be exercisable after the expiration of five years from the date the option is granted.

                        (d)    Limitations on ISOs . For any ISOs granted prior to January 1, 1987, the aggregate fair market value (determined as of the time an Option is granted) of the Shares for which any Optionee may be granted ISOs in any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000 plus any “unused limit carryover” to such year determined in accordance with Section 422A(c) (4) of the Code as in effect prior to 1987 (the “ Pre-1987 Code ”). For any ISOs granted on or after January 1, 1987, the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which ISOs are exercisable for the first time by such individual during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.

                        (e)    Date of Grant . The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination to grant such Option. The Grant representing the Option shall be delivered to the Optionee within a reasonable time after the granting of the Option.

             8.     EXERCISE OF OPTIONS .

                        (a)    Notice . Options may be exercised only be delivery of a written notice to the Company, in a form approved by the Board, stating the number of Shares being purchased and such other representations and agreements as to the Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment of the exercise price for the number of Shares being purchased.

                        (b)    Payment . Payment for the Shares may be made (i) in cash, (ii) by tender to the Company of shares of the company’s common stock owned be the Optionee having a fair market value equal to the exercise price, or (iii) by tender of such other consideration, including a promissory note, as the Board may approve at the time the Option is granted.

                        (c)    Withholding Taxes . Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

                        (d)    Limitations on Exercise . Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                                     (i)    An Option shall not be exercisable until such time as the Plan has been approved by the shareholders of the Company in accordance with Section 3 above.

                                     (ii)    An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise.

                                     (iii)    An ISO granted prior to January 1, 1987 shall not be exercisable by an Optionee if there is outstanding, within the meaning of Section 422A(c) (7) of the Pre-1987 Code, any ISO to purchase stock of the Company or any Parent or Subsidiary of the Company that was granted to the Optionee before the grant of the ISO that the Optionee seeks to exercise. Under Section 422A(c) (7) of the Pre-1987 Code, an ISO is treated as outstanding until it is exercised in full or expires by reason of lapse of time.

             9.     MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS .

The Board shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Optionee, impair any rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 425(h) of the Revenue Code. The Board shall have the power to reduce the exercise price of outstanding Options without the consent of Optionees by a written notice to the Optionees affected; provided, however, that the exercise price per Share may not be reduced below the minimum exercise price that would be permitted under Section 7(b) of this Plan for Options granted on the date the action is taken to reduce the exercise price.

             10.     ASSUMPTION OF OPTIONS BY SUCCESSORS .

                        (a)   In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, reincorporation, or other transaction in which there is no substantial change in the shareholders of the corporation and the Options granted under this Plan are assumed by the successor corporation, which assumption shall be binding on all Optionees), (ii) a dissolution or liquidation of the Company, (iii) the sale of substantially all of the assets of the Company, or (iv) any other transaction which qualifies as a “corporate transaction” under Section 425(a) of the Revenue Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition of all or substantially all of the outstanding shares of the Company), any or all outstanding Options may be assumed by the successor corporation, which assumption shall be binding on all Optionees. In the alternative, the successor corporation may substitute an equivalent option or provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of Optionee’s options, such as the exercise price and the vesting schedule). The successor corporation may also issue, in place of outstanding shares of the Company held by Optionee as a result of the exercise of an Option that is subject to repurchase, substantially similar shares or other property subject to similar repurchase restrictions no less favorable to Optionee.

                        (b)   In the event such successor corporation, if any, refuses to assume or substitute Options, as provided above, pursuant to a transaction described in Subsections 12(a)(ii), (iii) or (iv) above, or there is no successor corporation, and if the Company is ceasing to exist as a separate corporate entity, the Options shall, notwithstanding any contrary terms in the Grant, expire on a date at least 20 days after the Board gives written notice to Optionees specifying the terms and conditions of such termination.

                        (c)   In the event such successor corporation refuses to assume or substitute Options, as provided above, pursuant to a transaction described in Subsection 12(a)(i) above, such Options shall accelerate and become exercisable in full at least 20 days prior to, and shall expire on (and, if the Company has reserved to itself a right to repurchase Shares issued on exercise of Options at the original purchase price of such Shares, such right shall terminate on), the consummation of such transaction at such time and on such conditions as the Board shall determine. If the Fair Market Value of Shares with respect to which all ISOs are first exercisable in such calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in that year shall be ISOs and the Options for the amount in excess of $100,000 shall be NQSOs.

                        (d)   Subject the foregoing provisions of this Section 10, in the event of the occurrence of any transaction described in Section 10(a), any outstanding Option shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other “corporate transaction”.

             11.     NONTRANSFERABILITY OF OPTIONS . During the life–time of the Optionee, an Option shall be exercisable only by the Optionee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

             12.     PRIVILEGES OF STOCK OWNERSHIP . No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until the Option has been validly exercised and the Shares have been issued. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of issuance, except as provided in Section 11. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its shareholders.

             13.     ADJUSTMENT OF OPTION SHARES . In the event that the number of outstanding shares of common stock of the Company is changed by a stock dividend, stock split, reverse stock split or similar change in the capital structure of the Company, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

             14.     NO OBLIGATION TO EMPLOY . Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue in the employ of the Company or limit in any way the right of the Company to terminate the Optionee’s employment at any time with or without cause.

             15.     COMPLIANCE WITH LAWS . The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to compliance with all applicable requirements of law, including without limitation compliance with the Securities Act of 1933, as amended, any required approval by the Commissioner of Corporations of the State of California, compliance with all applicable state securities laws and compliance with the requirements of any stock exchange on which the Shares may be listed.

             16.     RESTRICTIONS ON SHARES . At the discretion of the Board, the Company may reserve to itself or its assignees (a) the right of first refusal to purchase any Shares which an Optionee may propose to transfer to a third party and (b) a right to repurchase any or all Shares held by an Optionee upon the Optionee’s termination of employment with the Company or its Parent or Subsidiary for any reason at the fair market value of such Shares as determined by the Board in good faith or at a price determined by a formula designed to approximate their fair market value.

             17.     AMENDMENT OR TERMINATION OF PLAN . The Board may at any time terminate or amend this Plan, provided, however, that the Board shall not, without the approval of the shareholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or change the class of persons eligible to receive Options. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

             18.     TERM OF PLAN . Options may be granted pursuant to this Plan from time to time within a period of ten years from the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by the shareholders of the Company.